Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------
     This  Registration  Rights Agreement (this "Agreement") is made and entered
                                                 ---------
into as of May 16, 2006, by and between Aventura Holdings, Inc., a Florida corporation (referred to as "Aventura" or the "Company"), and Horvath Holdings,
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LLC,  a  Michigan  limited  liability  company  (referred to as "Horvath" or the
                                                                 -------
"Investor").  All  other  capitalized  terms not defined herein have the meaning
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given  to  them  in  the  Securities  Purchase  Agreement of even date herewith.

                                 R E C I T A L S
                                 - - - - - - - -

     A. Contemporaneously with the delivery of this Agreement, Horvath, Ohio Funding Group, Inc. ("Ohio Funding") and Aventura are closing the transactions
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contemplated  by  that  certain  Securities  Purchase  Agreement  of  even  date herewith, among such parties (the "Securities Purchase Agreement") and Aventura is issuing and delivering a Class A Common Stock Purchase Warrant to Horvath of even date herewith (the "Warrant"). In addition, pursuant to the Securities Purchase Agreement, the Investor will receive two hundred million (200,000,000) shares of common stock of Aventura (together with any Class A Common Stock purchased pursuant to the Warrant, referred to as the "Aventura Stock").
                                                               --------------
          B. The Company and the undersigned parties hereto desire to enter into this Agreement in order to document the rights and obligations set forth in this Agreement.
                                A G R E E M E N T
                                - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.     REGISTRATION  RIGHTS.
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     1.1     Definitions.  For  purposes  of  this  Section  1:
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     (a)     Registration.  The  terms  "register,"  "registered,"  and
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"registration"  refer  to  a  registration  effected  by  preparing and filing a
            -
registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
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registration  statement.

(b)     Registrable  Securities.  The  term  "Registrable Securities" means: (1)
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all  the  shares  of  Aventura  Stock issued pursuant to the Securities Purchase
Agreement and all the shares of Common Stock of the Company issued or issuable upon the exercise of the Warrant (the "Investor's Shares") and (2) any shares of
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Common  Stock  of  the  Company  issued  as  (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (1) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in
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a  transaction  in  which  rights  under  this  Section  1  are  not assigned in accordance with this Agreement or any Registrable Securities which are sold at any time after a class of equities securities of the Company is publicly traded, to the public without volume limitations pursuant to Rule 144 promulgated under the Securities Act ("Excluded Shares"). Excluded Shares shall not constitute
                        ---------------
"Registrable  Securities."

(c)     Registrable  Securities  Then  Outstanding.  The  number  of  shares  of
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"Registrable  Securities  Then  Outstanding"  shall mean the number of shares of
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Common  Stock which are Registrable Securities and which (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities, including without limitation the Aventura Stock.

(d)     Investor.  For purposes of this Agreement, the term "Investor" means any
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person owning of record Registrable Securities or any assignee of record of such
Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Agreement.

(e)     SEC.  The  term  "SEC"  or  "Commission"  means the U.S. Securities and
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Exchange  Commission.

     1.2     Demand  Registration.
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     (a)     Request byInvestor.  If the Company shall receive at any time after
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the  earlier  of  (i)  May  16,  2006  or  (ii)  such  period  specified  by the underwriters as the "lock-up" period not to exceed one hundred eighty (180) days after the effective date of the Company's Public Offering, a written request from the Investor that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 1.2, then the Company shall as soon as practicable following written notice of such request ("Request Notice") commence the registration
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under  the  Securities  Act  of  all  Registrable  Securities which the Investor requests to be registered and included in such registration, subject only to the limitations of this Section 1.2.

(b)     Underwriting.  If  the  Investor  intends  to distribute the Registrable
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Securities  covered by its request by means of an underwriting, then it shall so advise the Company as a part of its request made pursuant to this Section 1.2. The Investor proposing to distribute its securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the underwriter(s) advise(s) the Company in writing that the inclusion of all such securities required to be included in such registration statement would have an adverse effect on the price of such securities and thus require a limitation of the number of securities to be underwritten then the Company shall so advise the Investor, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s); provided, however, that the
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number  of  shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration. If the Investor disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company no less than ten (10) days prior to the effective date of the registration statement.

(c)     Maximum  Number  of  Demand  Registrations.  The Company is obligated to
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effect  only  two  (2)  such  registrations  pursuant  to  this  Section  1.2.

(d)     Expenses.  Expenses  incurred in connection with a registration pursuant
        --------
to this Section 1.2 shall be borne by the Company as follows: all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions), and fees and disbursements of one (1) counsel of up to twenty-five thousand dollars ($25,000) selected by the Investor. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 1.2 if the registration request is subsequently withdrawn at the request of the Investor, unless the Investor agrees to forfeit its right to one (1) demand registration pursuant to this

Section 1.2; provided, further, however, that if at the time of such withdrawal,
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the Investor has learned of a material adverse change in the condition, business or prospects of the Company not known to the Investor at the time of its request for such registration, then the Investor shall not be required to pay any of such expenses and shall retain its rights pursuant to this Section 1.2.

1.3     Piggyback  Registrations.  The Company  shall  notify  the  Investor  in
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writing  at  least  fifteen (15) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a
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corporate reorganization) and will afford the Investor an opportunity to include in such registration statement all or any part of the Registrable Securities then held by the Investor. The Investor shall, within ten (10) days after delivery of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities the Investor wishes to include in such registration statement. If the Investor decides not to include all of its Registrable
Securities in any registration statement thereafter filed by the Company, the Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement(s) as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (a)     Expenses.  The  Company  shall  bear  all  registration  expenses
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incurred  in  connection  with a registration pursuant to Section 1.3 (excluding underwriters' and brokers' discounts and commissions), all federal and state "Blue Sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the selling Investor which shall not exceed ten thousand dollars ($10,000).

(b)     Maximum  Number of Piggyback Registrations.  The Company is obligated to
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effect  an  unlimited number of such registrations pursuant to this Section 1.3.

     1.4     Obligations  of  the  Company.  Whenever  required  to  effect  the
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registration  of  any  Registrable  Securities under this Agreement, the Company shall keep the Investor advised in writing to the initiation of each registration, qualification and compliance and as to the completion thereof and as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, in the case of any registration pursuant to Section 1.2 other than a public offering, keep such registration statement effective for up to ninety (90) days or until the distribution described in the registration statement has been completed.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Investor such number of copies of the registration statement, preliminary prospectus and final prospectus, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions (not to exceed ten (10) such jurisdictions) as shall be reasonably requested by the Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f) Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Upon receipt of any such notice, the Investor agrees not to sell any Registrable Securities pursuant to the registration statement until such time as the Company has filed such amendments or supplements to such registration statement as the Company believes are required to be filed to comply with the provisions of the Securities Act, which the Company shall file promptly.

     (g) Furnish, in the event of an underwritten public offering, at the request of the Investor requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, (i) a copy of an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a copy of a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters.

     1.5     Furnish  Information.  It  shall  be  a  condition precedent to the
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obligations  of  the  Company  to take any action pursuant to Section 1 that the
Investor shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

1.6     Delay  of Registration.  The Investor shall not have any right to obtain
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or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7     Indemnification.  In  the  event any Registrable Securities are included
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in  a  registration  statement  under  Section  1:

     (a)     By  the  Company.  To  the  fullest  extent  permitted  by law, the
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Company  will  indemnify  and  hold  harmless the Investor, and its officers and directors and each person, if any, who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, liabilities or expenses
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(and  actions  in  respect  thereof), including any of the foregoing incurred in settlement of any litigation, arising out of, or based upon any of the following statements, omissions or violations (collectively a "Violation"):
                                                           ---------
     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company shall reimburse the Investor, and its officer or director or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however,
                                                               -------- -------
that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises solely out of or is based solely upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by an instrument duly executed by the Investor expressly for use in connection with such registration.
      (b)     Notice.  Promptly after receipt by an indemnified party under this
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Section  1.7  of  notice  of  the  commencement  of  any  action  (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
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have  the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party has been advised in writing by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(c)     Defect  Eliminated  in  Final  Prospectus.  The  foregoing  indemnity
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agreements  of  the  Company  is  subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such
                                                        ----------------
indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(d)     Survival.  The  obligations  of  the  Company  and  Investor  under this
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Section  1.7  shall  survive  the  completion  of  any  offering  of Registrable
Securities  in  a  registration  statement,  and  otherwise.

     1.8     Rule  144  Reporting.  With a view to making available the benefits
             --------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as the Investor owns any Registrable Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

     1.9     Termination  of  the Company's Obligations.  The Company shall have
             ------------------------------------------
no obligations pursuant to Section 1 with respect to: (i) any request or requests for registration made by the Investor on a date more than five (5) years after the Closing Date under the Securities Purchase Agreement; or (ii) any Registrable Securities proposed to be sold by a Investor in a registration pursuant to Section 1.2 or Section 1.3 if, in the reasonable opinion of counsel to the Company experienced in securities laws and offerings, all such Registrable Securities proposed to be sold by a Investor may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

     2.     TRANSFERS,  ASSIGNMENT  AND  AMENDMENT.
            --------------------------------------

     2.1     Assignment.  Notwithstanding  anything  herein to the contrary, the
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registration  rights  of the Investor under Section 1 may be assigned with prior notice to the Company only in connection with a valid transfer of the Registrable Securities as long as the transferee agrees to be bound by the provisions of this Agreement. No party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned, and any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section.

2.2     Amendment  of  Rights; Additional Registration Rights.  Any provision of
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this  Agreement  may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon the Investor, each permitted successor or assignee of the Investor, and the Company. No party shall be granted additional registration rights by the Company unless approved by the written consent of the Company and the Investor (and/or any of their permitted successors or assigns).

     3.     TRANSFEREES;  LEGENDS  ON  CERTIFICATES.
            ---------------------------------------

     3.1     Effect  on  Transferees.  Each  and every transferee or assignee of
             -----------------------
any shares of capital stock of the Company from the Investor shall be bound by and subject to the terms and conditions of this Agreement that are applicable to such transferee's transferor or assignor, and the Company shall require, as a condition precedent to the transfer of any shares of capital stock of the Company subject to this Agreement, that the transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement.

     3.2     Legend.  The  Investor  agrees  that all Company share certificates
             ------
now or hereafter held by them that represent shares of capital stock of the Company subject to this Agreement will be stamped or otherwise imprinted with a legend to read as follows:

"THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS AND RESTRICTIONS AS PROVIDED IN THE PROVISIONS OF AN REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION."

     4.     GENERAL  PROVISIONS.
            -------------------

     4.1     Notices.  Any  notice,  request  or other communication required or
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permitted  hereunder  shall  be in writing and shall be given as provided in the
Securities  Purchase  Agreement.

     4.2     Entire  Agreement;  Amendment.  This  Agreement  constitutes  and
             -----------------------------
contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each person who is, or who becomes, a party to this Agreement or otherwise bound by the provisions of this Agreement, and each future holder of securities subject to this Agreement.

4.3     Governing  Law.  This  Agreement  shall  be  construed  and  enforced in
        --------------
accordance with the laws of the State of Florida excluding the conflicts of laws.

4.4     Severability.  If  one  or more provisions of this Agreement are held to
        ------------
be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

4.5     Third  Parties.  Nothing  in  this  Agreement,  express  or  implied, is
        --------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

4.6     Successors  and  Assigns.  Subject to the provisions of Section 2.1, the
        ------------------------
provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

4.7     Captions.  The captions to sections of this Agreement have been inserted
        --------
for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

4.8     Costs  and Attorneys' Fees.  In the event that any action, suit or other
        --------------------------
proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

4.9     Adjustments  for Stock Splits, Etc.  Wherever in this Agreement there is
        -----------------------------------
a reference to a specific number of shares of Common Stock or preferred stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


THE  COMPANY:          THE  INVESTOR:

AVENTURA  HOLDINGS,  INC.          HORVATH  HOLDINGS,  LLC


By:  /s/  Craig  A.  Waltzer          By:  /s/  Mark  R.  Horvath
   -------------------------             ------------------------
Its:  President  and  CEO            Its:  Manager